SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K




                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): May 24, 1996



                         THE TJX COMPANIES, INC.
            (Exact name of registrant as specified in charter)


           DELAWARE                     1-4908               04-2207613
 State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
      of incorporation)                                 Identification No.)



770 Cochituate Road, Framingham, MA                           01701
(Address of principal executive offices)                    (Zip Code)



    Registrant's telephone number, including area code:  (508)390-2662













                                Page 2.

Item 5.      Other Events.

       On May 24, 1996, Chadwick's of Boston, Ltd. ("Chadwick's"), a wholly-owned subsidiary of The TJX Companies, Inc. ("TJX"), filed a Registration Statement on Form S-1 (File No. 333-4427; the "Registration Statement") pursuant to which TJX intends to sell to the public 9,260,000 shares of common stock of Chadwick's (approximately 61% of its outstanding common stock). An additional 1,389,000 shares of Chadwick's common stock owned by TJX (approximately 9% of the outstanding common stock) would be subject to an over-allotment option granted to the underwriters. The Registration Statement reflects an anticipated initial public offering price of between $14.00 and $16.00 per share. TJX has advised Chadwick's that following the closing of the offering, TJX expects to continue to reduce its ownership interest in Chadwick's over time, subject to prevailing market and other conditions.

       TJX's press release announcing the filing of the Registration Statement is included as an exhibit with this report. Also filed herewith are unaudited pro forma condensed consolidated financial statements of TJX for the year ended January 27, 1996 giving effect to the offering reflected in the Registration Statement as well as TJX's acquisition of Marshalls, as if both transactions occurred on the first day of the fiscal year.

       There can be no assurance that the offering reflected in the Registration Statement will be made or consummated or, if the offering is consummated, that the amount of shares sold or the initial public offering price per share will be as reflected in the Registration Statement.

Item 7.      Financial Statements and Exhibits.

       (a)   Pro Forma Financial Information.

             The unaudited pro forma condensed consolidated financial information of TJX is filed herewith.

       (b)   Exhibits.

       99.1. Press Release issued by the Registrant on May 24, 1996.













                                Page 3.



                               SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         THE TJX COMPANIES, INC.



                         By: /s/ Donald G. Campbell
                             Name: Donald G. Campbell
                             Title: Executive Vice President-Finance




Date:  June 5, 1996





























                             EXHIBIT INDEX



Exhibit No.               Description of Exhibits


   99.1             Press Release issued by TJX on May 24, 1996







                      THE TJX COMPANIES, INC.
       PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                            (UNAUDITED)



On May 24, 1996, Chadwick's of Boston, Ltd. ("Chadwick's"), a holding company formed to own the off-price catalog operation of The TJX Companies, Inc. (the "Company), filed a Registration Statement with the Securities and Exchange Commission pursuant to which the Company intends to sell to the public 9,260,000 shares of common stock of Chadwick's. An additional 1,389,000 shares of common stock are subject to an over-allotment option granted to the underwriters. After the offering, the Company will own approximately 30%-39% (depending on the amount of the underwriters' over-allotment option exercised) of the outstanding shares of common stock of Chadwick's. It is currently anticipated that the initial offering price will be between $14.00 and $16.00 per share.

The pro forma condensed consolidated financial statements of the Company assume that the offering takes place at a price of $15.00 per share and that no underwriters' over-allotment option is exercised. The pro forma condensed consolidated balance sheet as of January 27, 1996 assumes the sale of 61% of the Company's investment in Chadwick's on that date and is based on the audited historical balance sheet of the Company as of January 27, 1996. The pro forma adjustments eliminate the assets and liabilities of Chadwick's included in the consolidated results of the Company, record a gain on the sale of the Company's 61% interest in Chadwick's, record the Company's remaining equity investment in Chadwick's, assume conversion of the Company's Series D preferred stock into common stock following a call for redemption and assume the net proceeds from the offering along with Chadwick's repayment of intercompany indebtedness are used to repay outstanding debt incurred to acquire Marshalls.

The pro forma condensed consolidated statement of income for the twelve months ended January 27, 1996 is based on the audited historical statement of income of the Company as reported on Form 10-K for the year ended January 27, 1996 which include Marshalls operating results since its acquisition by the Company on November 17, 1995. (See the Company's filing on Form 8-K dated as of November 17, 1995 and subsequent amendment.) The historical results for the Company have first been adjusted to reflect the acquisition of Marshalls as if it had occurred on the first day of the fiscal year. The pro forma adjustments include the historical results of Marshalls from January 29, 1995 through the acquisition date as well as adjustments for the impact of the purchase accounting method and the impact of the preferred stock issued and debt incurred as a result of the acquisition.

The pro forma results reflecting the acquisition of Marshalls are further adjusted to reflect the sale of Chadwick's stock by the Company as if it also occurred on the first day of the fiscal year. The pro forma adjustments eliminate the operating results for Chadwick's included in the Company's consolidated results, record 39% of Chadwick's net income and reflect a reduction in interest expense due to the repayment of debt. The pro forma statement of income excludes the non-recurring gain of approximately $65 million the Company will recognize upon the sale of its investment in Chadwick's and excludes a non-recurring charge of approximately $2 million the Company may incur for the prepayment of debt.

These pro forma condensed consolidated financial statements have been prepared for information purposes only and do not necessarily indicate what would have occurred had the acquisition of Marshalls and public offering taken place on the dates indicated. Specifically, the pro forma condensed consolidated statement of income includes the historical results of Marshalls and Chadwick's, which are not necessarily indicative of current results. Thus, the pro forma statement of income does not fully reflect the impact that Marshalls has had on the Company's results, nor is it necessarily indicative of the impact that Marshalls and Chadwick's may have on future results of the Company. The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company, the Company's Form 8-K dated November 17, 1995 (and subsequent amendment) relating to the Marshalls acquisition and the Form S-1 Registration Statement filed by Chadwick's of Boston, Ltd.




                                 2







                                      THE TJX COMPANIES, INC.
                           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               FOR FISCAL YEAR ENDED JANUARY 27, 1996
                                             (UNAUDITED)
                                           (IN THOUSANDS)

                                                BALANCE          PRO FORMA           PRO FORMA
                                              AS REPORTED       ADJUSTMENTS           BALANCE
Assets
   Current assets:
   Cash and cash equivalents                   $  209,226       {  50,769  (1b)     $  219,195
                                                                { 125,700  (1c)
                                                                {(166,500) (1e)
   Accounts receivable                             98,409         (43,265) (1a)         55,144
   Merchandise inventories                      1,343,852         (85,364) (1a)      1,258,488
   Prepaid expenses                                35,235         (18,829) (1a)         16,406

     Total current assets                       1,686,722                            1,549,233

 Property, net                                    785,492         (52,299) (1a)        733,193

 Investment in Chadwick's of Boston, Ltd.               -       { 126,631  (1a)         29,586
                                                                { (50,769) (1b)
                                                                { (46,276) (1c)
 Other assets                                      37,325                               37,325
 Goodwill and tradename, net of
   amortization                                   236,043                              236,043

     Total Assets                              $2,745,582                           $2,585,380

Liabilities
 Current liabilities:
   Short-term debt                             $        -                           $        -
   Current installments of long-term
     debt                                          78,670         (22,200) (1e)         56,470
   Accounts payable                               473,523         (36,889) (1a)        436,634
   Accrued expenses and other current
     liabilities                                  725,378       { (34,282) (1a)        701,096
                                                                {  10,000  (1c)

     Total current liabilities                  1,277,571                            1,194,200

 Long-term debt, exclusive of current
   installments                                   690,713        (144,300) (1e)        546,413
 Deferred income taxes                             12,664          (1,955) (1a)         10,709

Shareholders' Equity
 Preferred stock at face value                    282,500         (25,000) (1d)        257,500
 Common stock                                      72,486           1,349  (1d)         73,835
 Additional paid-in capital                       269,159          23,651  (1d)        292,810
 Retained earnings                                140,489          69,424  (1c)        209,913

     Total shareholders' equity                   764,634                              834,058

     Total Liabilities and Shareholders'
       Equity                                  $2,745,582                           $2,585,380


The accompanying notes are an integral part of the unaudited pro forma condensed consolidated balance sheet.







                                                     THE TJX COMPANIES, INC.

                                  PRO FORMA CONDENSED CONSOLIDATED STATEMENT
 OF INCOME
                                            FOR THE FISCAL YEAR ENDED
 JANUARY 27, 1996
                                                           (UNAUDITED)

                                                                                                    PRO FORMA
                                                               PRO FORMA                         ADJUSTMENTS FOR
                                            BALANCE         ADJUSTMENTS FOR        PRO FORMA        CHADWICK'S       PRO FORMA
                                          AS REPORTED    MARSHALLS ACQUISITION      SUBTOTAL        STOCK SALE        BALANCE
                                                             Dollars In Thousands Except Per Share Amounts
Net sales                                  $4,447,549         $2,110,394  (2a)   $6,557,943       $(472,434) (3a)    $6,085,509

Cost of sales, including buying
  and occupancy costs                       3,429,401         {  (10,500) (2c)    5,187,537        (286,144) (3a)     4,901,393
                                                              {1,768,636  (2a)
Selling, general and administrative
  expenses                                    830,019          {   2,264  (2d)    1,209,488        (160,143) (3a)     1,049,345
                                                               { 377,205  (2a)
Store closing costs                            35,000                  -             35,000                              35,000
Interest expense, net                          44,226            { 6,258  (2a)       72,572        { (6,040) (3a)        55,032
                                                                 {22,088  (2b)                     {(11,500) (3b)

Income from continuing consolidated
  operations before income taxes              108,903                                53,346                              44,739

Provision for income taxes                     45,304           {(16,637) (2a)       23,126         {(8,110) (3a)        19,616
                                                                { (5,541) (2e)                      { 4,600  (3b)

                                               63,599                                30,220                              25,123

Equity in net income of Chadwick's                  -                                     -           3,251  (3c)         3,251

Income from continuing operations              63,599                                30,220                              28,374

Preferred stock dividends                       9,314              8,342  (2f)       17,656                              17,656

Income from continuing operations
  for earnings per share computations      $   54,285                            $   12,564                          $   10,718

Number of common shares for
  earnings per share computations          73,133,349          1,625,057  (2g)   74,758,406                          74,758,406

Income from continuing operations
  per common share                              $ .74                                 $ .17                               $ .14

The accompanying notes are an integral part of the unaudited pro forma condensed consolidated statement of income.







                       THE TJX COMPANIES, INC.
    NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                             (UNAUDITED)
                             IN THOUSANDS

Note 1

The pro forma condensed consolidated balance sheet reflects the following adjustments:

     (a) To eliminate the assets and liabilities of Chadwick's included in the consolidated results of the Company and reflect the net assets of Chadwick's as investment in Chadwick's of Boston, Ltd.

     (b) To reflect payment to the Company by Chadwick's of the balance of its inter-company indebtedness, after a $20 million forgiveness of debt via capital contribution by TJX.

     (c) To record net proceeds of $125.7 million (based on $15.00 per share) received from TJX's sale of 61% of its investment in Chadwick's, after the repayment of inter-company debt described above, and to record a gain of $69.4 million, after estimated taxes of $10 million, on this transaction as of January 27, 1996.

     (d) The Company is required to redeem its outstanding Series D preferred stock from the proceeds of certain asset sales. It is assumed the Company calls the Series D for redemption and that the holders of the Series D preferred stock elect their conversion rights and convert into common stock.

     (e) To record repayment of long-term debt (including current installments) of $166.5 million. The net proceeds used to repay the debt include cash received from Chadwick's in repayment of its inter-company debt and the net proceeds from the stock offering, less taxes to be paid.
Note 2

The pro forma condensed consolidated statement of income reflects the following adjustments relating to the acquisition of Marshalls:

     (a)  To record Marshalls historical results for the period
          January 29, 1995 through November 17, 1995, the period prior to the Company's acquisition of Marshalls.

          Net sales                                    $2,110,394

          Cost of sales including
            buying and occupancy costs                  1,768,636

          Selling, general and
            administrative expenses                      377,205

          Interest expense, net                            6,258

          Provision (benefit) for income taxes           (16,637)

     (b) To record additional interest expense and amortization of deferred financing costs for the period January 29, 1995 through November 17, 1995.

     (c) To reflect a reduction in depreciation expense due to the net write down of property to fair value for the period
          January 29, 1995 through November 17, 1995.

     (d) To record amortization of "Marshalls" trade name, net of reduction in amortization due to elimination of goodwill from prior acquisitions, for period January 29, 1995 through November 17, 1995.

     (e) To record the income tax (benefit) associated with pro forma adjustments b, c and d at a marginal tax rate of 40%.

     (f) To adjust preferred stock dividends for dilutive effect of additional dividends on preferred stock issued for acquisition of Marshalls.

     (g) To adjust weighted average shares outstanding for earnings per share calculations shares for dilutive effect of preferred stock issued for acquisition of Marshalls.
Note 3

The pro forma condensed consolidated statement of income reflects the following adjustments for the initial public offering of Chadwick's stock.

     (a) To eliminate the net sales, expenses and tax provision relating to Chadwick's operating results as included in the consolidated results of the Company.

     (b) To reflect a reduction in interest expense as a result of the repayment of a portion of the term loan incurred from the acquisition of Marshalls, along with the related impact on the income tax provision.

     (c) To record 39% of Chadwick's net income as equity in the net earnings of minority owned subsidiary. Chadwick's net income for the fiscal year ended January 27, 1996 was $8.3 million which includes an after-tax extraordinary charge of $3.3 million for early retirement of debt.